THE MANAGERS FUNDS
                                      EQUITY FUNDS

                             Supplement dated September 21, 1998
                          to Prospectus and Statement of Additional
                               Information dated May 1, 1998

The Prospectus and Statement of Additional Information is hereby supplemented as follows:

Income Equity Fund and International Equity Fund

SCUDDER KEMPER INVESTMENTS, INC.

On September 6, 1998, Zurich Insurance Company ("Zurich"), the majority owner of Scudder Kemper Investments, Inc. ("Scudder") consummated a merger with B.A.T. Industries p.l.c., a U.K. financial services company. The resulting company, Zurich Financial Services, will initially be owned approximately 57% by former Zurich shareholders (through a new Swiss public company, Zurich Allied AG) and approximately 43% by former B.A.T. shareholders (through a new U.K. company, Allied Zurich plc).

Scudder has represented that this merger transaction will have no effect on the operation of Scudder, and will not affect the investment management of Managers Income Equity and Managers International Equity Funds.

Emerging Markets Equity Fund

KING STREET ADVISORS, LIMITED

State Street Global Advisors, United Kingdom, Limited ("SSGA") has served as sub-adviser to Managers Emerging Markets Equity Fund since the Fund's inception on February 9, 1998. Subsequently, certain portions of the business of SSGA, including the portion relating to the management of this Fund, were transferred to King Street Advisors, Limited ("King Street"). King Street is 75% owned by State Street Corporation through two subsidiaries. The same senior investment personnel responsible for managing the Fund's portfolio at SSGA now function in the same capacity at King Street.


September 21, 1998